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                         STATE OF MARYLAND                          EXHIBIT 1(b)

                  STATE DEPARTMENT OF ASSESSMENTS AND TAXATION
                301 West Preston Street Baltimore, Maryland 21201








                                                             DATE: JUNE 01, 1990




         THIS IS TO ADVISE YOU THAT YOUR ARTICLES SUPPLEMENTARY FOR U.S.T. MASTER TAX-EXEMPT FUNDS, INC. WERE RECEIVED AND APPROVED FOR RECORD ON JUNE 1, 1990 AT 2:14 PM.







FEE PAID:  543.00






                                       JOSEPH V. STEWART
                                       CHARTER SPECIALIST



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                        UST MASTER TAX-EXEMPT FUNDS, INC.

                             ARTICLES SUPPLEMENTARY


         UST Master Tax-Exempt Funds, Inc., a Maryland Corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has reclassified the unissued shares of the Company's Class A Common Stock, Class B Common Stock and Class C Common Stock pursuant to the following resolutions:

                RESOLVED, that pursuant to Article VI of the Articles of Incorporation of UST Master Tax-Exempt Funds, Inc. (the "Charter"), (1) 750,000,000 authorized and unissued shares currently classified as Class A Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000)), be, and hereby are, reclassified into a separate series of such Class to be known as Class A Common Stock-Special Series 1; (2) 500,000,000 authorized and unissued shares currently classified as Class B Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000)), be, and hereby are, reclassified into a separate series of such Class to be known as Class B Common Stock - Special Series 1; and
         (3) 500,000,000 authorized and unissued shares currently classified as Class C Common Stock (of the par value of One Mill ($.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000)), be, and hereby are, reclassified into a separate series of such Class to be known as Class C Common Stock - Special Series 1;


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         Class A Common Stock

                FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of each share of Special Series 1 of Class A Common Stock shall be invested or reinvested with the consideration received by the Company for the issue and sale of all other shares now or hereafter authorized of Class A Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to the shares of such Special Series 1 (or to such other shares) by the Board of Directors of the Company in accordance with the Company's Charter;

                FURTHER RESOLVED, that the assets belonging to Class A Common Stock, including Class A Common Stock - Special Series 1, and any other series of Class A Common Stock hereafter authorized, shall be charged with the expenses and liabilities of the Company in respect of Class A Common Stock, Class A Common Stock - Special Series 1 and any other series of Class A Common Stock hereafter authorized, and in respect of any general expenses and liabilities of the Company allocated to Class A Common Stock by the Board of Directors in accordance with the Company's Charter, except that only shares of Special Series 1 of Class A Common Stock shall bear: (x) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of the Company which provides for services exclusively for customers of such institution who beneficially own shares of such Special Series 1, and
         (y) any other liabilities and expenses which the Board of Directors determines are directly attributable to shares of such Special Series 1 and which are to be borne solely by such Special Series 1 shares;

                FURTHER RESOLVED, that income, earnings, gain or loss on the assets belonging to Class A Common Stock (including Class A Common Stock - Special Series 1 and any other series of Class A Common Stock hereafter authorized) shall be allocated among Class A Common Stock, Class A Common Stock - Special Series 1 and any other series of Class A Common Stock hereafter authorized pro rata in accordance with the number of shares outstanding of Class A Common Stock, Class A Common Stock - Special Series 1 and any other new series of Class A Common Stock hereafter authorized;

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                FURTHER RESOLVED, that dividends on shares of Class A Common
         Stock, Class A Common Stock - Special Series 1 and any other series of Class A Common Stock hereafter authorized, shall be paid only out of the assets allocable to such respective series less the liabilities and expenses allocable to such series in accordance with the preceding resolutions;

                FURTHER RESOLVED, that in the event of the liquidation or dissolution of the Company's portfolio consisting of Class A Common Stock, Class A Common Stock - Special Series 1 and any other series of Class A Common Stock hereafter authorized, the stockholders of each such series shall be entitled to receive, out of the assets of this portfolio available for distribution, only the assets allocable to each such series, respectively;

                FURTHER RESOLVED, that each share of Special Series 1 of Class A Common Stock shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of such Special Series 1 and all other shares now or hereafter authorized of Class A Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), except that on any matter that pertains to the agreements or any of the liabilities or expenses referred to in the immediately preceding resolution and that is submitted to a vote of shareholders, only shares of Special Series 1 of Class A Common Stock bearing such liabilities and expenses shall be entitled to vote, except that (i) if said matter affects shares of the Company other than shares of such Special Series 1, such other affected shares shall also be entitled to vote, and in such case shares of Special Series 1 of Class A Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Company; and (ii) if said matter does not affect shares of Special Series 1 of Class A Common Stock bearing such liabilities and expenses, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares other than shares of such Special Series 1;

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         Class B Common Stock

                FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of each share of Special Series 1 of Class B Common Stock shall be invested or reinvested with the consideration received by the Company for the issue and sale of all other shares now or hereafter authorized of Class B Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to the shares of such Special Series 1 (or to such other shares) by the Board of Directors of the Company in accordance with the Company's Charter;

                FURTHER RESOLVED, that the assets belonging to Class B Common Stock, including Class B Common Stock - Special Series 1, and any other series of Class B Common Stock hereafter authorized, shall be charged with the expenses and liabilities of the Company in respect of Class B Common Stock, Class B Common Stock - Special Series 1 and any other series of Class B Common Stock hereafter authorized, and in respect of any general expenses and liabilities of the Company allocated to Class B Common Stock by the Board of Directors in accordance with the Company's Charter, except that only shares of Special Series 1 of Class B Common Stock shall bear: (x) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of the Company which provides for services exclusively for customers of such institution who beneficially own shares of such Special Series 1, and
         (y) any other liabilities and expenses which the Board of Directors determines are directly attributable to shares of such Special Series 1 and which are to be borne solely by such Special Series 1 shares;

                FURTHER RESOLVED, that income, earnings, gain or loss on the assets belonging to Class B Common Stock (including Class B Common Stock - Special Series 1 and any other series of Class B Common Stock hereafter authorized) shall be allocated among Class B Common Stock, Class B Common Stock - Special Series 1 and any other series of Class B Common Stock hereafter authorized pro rata in accordance with the number of shares outstanding of Class B Common Stock, Class B Common Stock - Special Series 1 and any other new series of Class B Common Stock hereafter authorized;

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                FURTHER RESOLVED, that dividends on shares of Class B Common
         Stock, Class B Common Stock - Special Series 1 and any other series of Class B Common Stock hereafter authorized, shall be paid only out of the assets allocable to such respective series less the liabilities and expenses allocable to such series in accordance with the preceding resolutions;

                FURTHER RESOLVED, that in the event of the liquidation or dissolution of the Company's portfolio consisting of Class B Common Stock, Class B Common Stock - Special Series 1 and any other series of Class B Common Stock hereafter authorized, the stockholders of each such series shall be entitled to receive, out of the assets of this portfolio available for distribution, only the assets allocable to each such series, respectively;

                FURTHER RESOLVED, that each respective share of Special Series 1 of Class B Common Stock shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of such Special Series 1 and all other shares now or hereafter authorized of Class B Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), except that on any matter that pertains to the agreements or any of the liabilities or expenses referred to in the immediately preceding resolution and that is submitted to a vote of shareholders, only shares of Special Series 1 of Class B Common Stock bearing such liabilities and expenses shall be entitled to vote, except that (i) if said matter affects shares of the Company other than shares of such Special Series 1, such other affected shares shall also be entitled to vote, and in such case shares of Special Series 1 of Class B Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Company; and (ii) if said matter does not affect shares of Special Series 1 of Class B Common Stock bearing such liabilities and expenses, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares other than shares of such Special Series 1;

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         Class C Common Stock

                FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of each share of Special Series 1 of Class C Common Stock shall be invested or reinvested with the consideration received by the Company for the issue and sale of all other shares now or hereafter authorized of Class C Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to the shares of such Special Series 1 (or to such other shares) by the Board of Directors of the Company in accordance with the Company's Charter;

                FURTHER RESOLVED, that the assets belonging to Class C Common Stock, including Class C Common Stock - Special Series 1, and any other series of Class C Common Stock hereafter authorized, shall be charged with the expenses and liabilities of the Company in respect of Class C Common Stock, Class C Common Stock - Special Series 1 and any other series of Class C Common Stock hereafter authorized, and in respect of any general expenses and liabilities of the Company allocated to Class C Common Stock by the Board of Directors in accordance with the Company's Charter, except that only shares of Special Series 1 of Class C Common Stock shall bear: (x) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of the Company which provides for services exclusively for customers of such institution who beneficially own shares of such Special Series 1, and
         (y) any other liabilities and expenses which the Board of Directors determines are directly attributable to shares of such Special Series 1 and which are to be borne solely by such Special Series 1 shares;

                FURTHER RESOLVED, that income, earnings, gain or loss on the assets belonging to Class C Common Stock (including Class C Common Stock - Special Series 1 and any other series of Class C Common Stock hereafter authorized) shall be allocated among Class C Common Stock, Class C Common Stock - Special Series 1 and any other series of Class C Common Stock hereafter authorized pro rata in accordance with the number of shares outstanding of Class C Common Stock, Class C Common Stock - Special Series 1 and any other new series of Class C Common Stock hereafter authorized;

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                FURTHER RESOLVED, that dividends on shares of Class C Common
         Stock, Class C Common Stock - Special Series 1 and any other series of Class C Common Stock hereafter authorized, shall be paid only out of the assets allocable to such respective series less the liabilities and expenses allocable to such series in accordance with the preceding resolutions;

                FURTHER RESOLVED, that in the event of the liquidation or dissolution of the Company's portfolio consisting of Class C Common Stock, Class C Common Stock - Special Series 1 and any other series of Class C Common Stock hereafter authorized, the stockholders of each such series shall be entitled to receive, out of the assets of this portfolio available for distribution, only the assets allocable to each such series, respectively;

                FURTHER RESOLVED, that each share of Special Series 1 of Class C Common Stock shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of such Special Series 1 and all other shares now or hereafter authorized of Class C Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), except that on any matter that pertains to the agreements or any of the liabilities or expenses referred to in the immediately preceding resolution and that is submitted to a vote of shareholders, only shares of Special Series 1 of Class C Common Stock bearing such liabilities and expenses shall be entitled to vote, except that (i) if said matter affects shares of the Company other than shares of such Special Series 1, such other affected shares shall also be entitled to vote, and in such case shares of Special Series 1 of Class C Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Company; and (ii) if said matter does not affect shares of Special Series 1 of Class C Common Stock bearing such liabilities and expenses, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares other than shares of such Special Series 1.

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         SECOND: Pursuant to Section 2-105(c) of the Maryland General
Corporation Law, the Board of Directors of the Company, an open-end company registered under the Investment Company Act of 1940, has increased the total number of shares of capital stock which the Company shall have authority to issue pursuant to the following resolution:

                RESOLVED, that the total number of shares of capital stock which UST Master Tax-Exempt Funds, Inc. (the "Company") shall have authority to issue be increased to Ten Billion (10,000,000,000) shares of Common Stock of the par value of One Mill ($0.001) per share, and of the aggregate par value of Ten Million Dollars ($10,000,000).

         THIRD: The Board of Directors of the Company has classified the unissued and unclassified capital stock of the Company, authorized under the immediately preceding resolution, pursuant to the following resolutions:

                RESOLVED, that the six billion unclassified shares of Common Stock authorized pursuant to the preceding resolution be classified hereinafter as follows: Two Hundred Fifty Million (250,000,000) shares of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Hundred Fifty Thousand Dollars ($250,000) is classified as, and added to the previously authorized and classified shares of, Class A Common Stock; Two Hundred Fifty Million (250,000,000) shares of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Hundred Fifty Thousand Dollars ($250,000) is classified as, and added to the previously authorized and classified shares of, Class A Common Stock - Special Series 1; Five Hundred Million (500,000,000) shares of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000) is classified as new Class D Common Stock; Five Hundred Million (500,000,000) shares of the par value of One Mill ($0.001) per share and of the aggregate par value

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         of Five Hundred Thousand Dollars ($500,000) is classified as a separate series of Class D Common Stock, designated as Class D Common Stock - Special Series 1; Five Hundred Million (500,000,000) shares of the par value of one Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000) is classified as new Class E Common Stock; Five Hundred Million (500,000,000) shares of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000) is classified as a separate series of Class E Common Stock, designated as Class E Common Stock - Special Series 1; and Three Billion Five Hundred Million
         (3,500,000,000) shares of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Million Five Hundred Thousand Dollars ($3,500,000) remains unclassified, subject to further resolution of this Board of Directors;

                FURTHER RESOLVED, that each new share of Class A Common Stock and Class A Common Stock - Special Series 1, authorized and classified pursuant to the foregoing resolution, shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other share of its respective class or series;

         Class D Common Stock

                FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of each share of Class D Common Stock shall be invested or reinvested with the consideration received by the Company for the issue and sale of all other shares now or hereafter authorized of Class D Common Stock (including all shares designated as Class D Common Stock - Special Series 1, and all shares of any other series of Class D Common Stock hereafter authorized, irrespective of the particular series designation), together with all income, earnings, profits and proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to the shares of Class D Common Stock (or to any Series thereof) by the Board of Directors of the Company in accordance with the Company's Charter;

                FURTHER RESOLVED, that the assets belonging to Class D Common Stock, including Class D Common Stock - Special Series 1, and any other series of Class D

         Common Stock hereafter designated, shall be charged with the expenses and liabilities of the Company in respect of Class D Common Stock, Class D Common Stock - Special Series 1 and any other series of Class D Common Stock hereafter authorized, and in respect of any general expenses and liabilities of the Company allocated to Class D Common Stock by the Board of Directors in accordance with the Company's Charter, except that only shares of Special Series 1 of Class D Common Stock shall bear: (x) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of the Company which provides for services exclusively for customers of such institution who beneficially own shares of such Special Series 1, and
         (y) any other liabilities and expenses which the Board of Directors determines are directly attributable to shares of such Special Series 1 and which are to be borne solely by such Special Series 1 shares;

                FURTHER RESOLVED, that income, earnings, gain or loss on the assets belonging to Class D Common Stock (including Class D Common Stock - Special Series 1 and any other series of Class D Common Stock hereafter authorized) shall be allocated among Class D Common Stock, Class D Common Stock - Special Series 1 and any other series of Class D Common Stock hereafter authorized pro rata in accordance with the number of shares outstanding of Class D Common Stock, Class D Common Stock - Special Series 1 and any other new series hereafter authorized;

                FURTHER RESOLVED, that dividends on shares of Class D Common Stock, Class D Common Stock - Special Series 1 and any other series of Class D Common Stock hereafter authorized, shall be paid only out of the assets allocable to such respective series less the liabilities and expenses allocable to such series in accordance with the preceding resolutions;

                FURTHER RESOLVED, that in the event of the liquidation or dissolution of the Company's portfolio consisting of Class D Common Stock, Class D Common Stock - Special Series 1 and any other series of Class D Common Stock hereafter authorized, the stockholders of each such series shall be entitled to receive, out of the assets of this portfolio available for distribution, only the assets allocable to each such series, respectively;

                FURTHER RESOLVED, that each share of Special Series 1 of Class D Common Stock shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of such Special Series 1 and all other shares now or hereafter authorized of Class D Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), except that on any matter that pertains to the agreements or any of the liabilities or expenses referred to in the immediately preceding resolution and that is submitted to a vote of shareholders, only shares of Special Series 1 of Class D Common Stock bearing such liabilities and expenses shall be entitled to vote, except that (i) if said matter affects shares of the Company other than shares of such Special Series 1, such other affected shares shall also be entitled to vote, and in such case shares of Special Series 1 of Class D Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Company; and (ii) if said matter does not affect shares of Special Series 1 of Class D Common Stock bearing such liabilities and expenses, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares other than shares of such Special Series 1;

         Class E Common Stock

                FURTHER RESOLVED, that all consideration received by the Company for the issue or sale of each share of Class E Common Stock shall be invested or reinvested with the consideration received by the Company for the issue and sale of all other shares now or hereafter authorized of Class E Common Stock (including all shares designated as Class E Common Stock - Special Series 1, and all shares of any other series of Class E Common Stock hereafter authorized, irrespective of the particular series designation), together with all income, earnings, profits and proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Company allocated to the shares of Class E Common Stock (or to any series thereof) by the Board of Directors of the Company in accordance with the Company's Charter;

                FURTHER RESOLVED, that the assets belonging to Class E Common Stock, including Class E Common Stock - Special Series 1, and any other series of Class E Common Stock hereafter authorized, shall be charged with the expenses and liabilities of the Company in respect of Class E Common Stock, Class E Common Stock - Special Series 1 and any other series of Class E Common Stock hereafter authorized, and in respect of any general expenses and liabilities of the Company allocated to Class E Common Stock by the Board of Directors in accordance with the Company's Charter, except that only shares of Special Series 1 of Class E Common Stock shall bear: (x) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of the company which provides for services exclusively for customers of such institution who beneficially own shares of such Special Series 1, and
         (y) any other liabilities and expenses which the Board of Directors determines are directly attributable to shares of such Special Series 1 and which are to be borne solely by such Special Series 1 shares;

                FURTHER RESOLVED, that income, earnings, gain or loss on the assets belonging to Class E Common Stock (including Class E Common Stock - Special Series 1 and any other series of Class E Common Stock hereafter authorized) shall be allocated among Class E Common Stock, Class E Common Stock - Special Series 1 and any other series of Class E Common Stock hereafter authorized pro rata in accordance with the number of shares outstanding of Class E Common Stock, Class E Common Stock - Special Series 1 and any other new series hereafter authorized;

                FURTHER RESOLVED, that dividends on shares of Class E Common Stock, Class E Common Stock - Special Series 1 and any other series of Class E Common Stock hereafter authorized, shall be paid only out of the assets allocable to such respective series less the liabilities and expenses allocable to such series in accordance with the preceding resolutions;

                FURTHER RESOLVED, that in the event of the liquidation or dissolution of the Company's portfolio consisting of Class E Common Stock, Class E Common Stock - Special Series 1 and any other series of Class E Common Stock hereafter authorized, the stockholders of each such series shall be entitled to receive, out of the assets of this portfolio available for distribution, only the assets allocable to each such series, respectively;

                FURTHER RESOLVED, that each share of Special Series 1 of Class E Common Stock shall otherwise have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of such Special Series 1 and all other shares now or hereafter authorized of class E Common Stock (irrespective of whether said shares have been designated as part of a series of said Class and, if so designated, irrespective of the particular series designation), except that on any matter that pertains to the agreements or any of the liabilities or expenses referred to in the immediately preceding resolution and that is submitted to a vote of shareholders, only shares of Special Series 1 of Class E Common Stock bearing such liabilities and expenses shall be entitled to vote, except that (i) if said matter affects shares of the Company other than shares of such Special Series 1, such other affected shares shall also be entitled to vote, and in such case shares of Special Series 1 of Class E Common Stock shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Company; and (ii) if said matter does not affect shares of Special Series 1 of Class E Common Stock bearing such liabilities and expenses, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares other than shares of such Special Series 1.

         FOURTH: Immediately before the increase set forth in Article SECOND, the Company was authorized to issue Four Billion shares of Common Stock of the par value of One Mill ($0.001) per share, and of the aggregate par value of Four Million Dollars ($4,000,000), classified as follows:

                Class A Common Stock: One Billion Two Hundred Fifty Million (1,250,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Two Hundred Fifty Thousand Dollars ($1,250,000);

                Class A Common Stock - Special Series 1: Seven Hundred Fifty Million (750,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000);

                Class B Common Stock: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                Class B Common Stock - Special Series 1: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                Class C Common Stock: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

                Class C Common Stock - Special Series 1: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000).

There were no authorized and unclassified shares of capital stock of the Company as of immediately before such increase.

         FIFTH: Immediately following the increase set forth in Article SECOND, the Company was authorized to issue Ten Billion shares of Common Stock of the par value of One Mill ($0.001) per share, and of the aggregate par value of Ten Million Dollars ($10,000,000), classified as follows:

                Class A Common Stock: One billion Five Hundred Million (1,500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Five Hundred Thousand Dollars ($1,500,000);

                Class A Common Stock - Special Series 1: One Billion (1,000,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

                Class B Common Stock: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                Class B Common Stock - Special Series 1: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                Class C Common Stock: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                Class C Common Stock - Special Series 1: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                Class D Common Stock: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                Class D Common Stock - Special Series 1: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                Class E Common Stock: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

                Class E Common Stock - Special Series 1: Five Hundred Million (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000).

The total number of authorized and unclassified shares of capital stock of the Company remaining after the actions described above is Three Billion Five Hundred Million (3,500,000,000) shares, of the par value of One Mill ($0.001) per share, and of the aggregate par value of Three Million Five Hundred Thousand Dollars ($3,500,000).

         SIXTH: The shares of Class A, B and C Common Stock of the Company reclassified pursuant to the resolutions set forth in Article FIRST of these Articles Supplementary have been reclassified by the Company's Board of Directors under the authority contained in the Charter of the Company.

         SEVENTH: The shares of Class A, D and E Common Stock of the Company classified pursuant to the resolutions set forth in Article THIRD of these Articles Supplementary have been classified by the Company's Board of Directors under the authority contained in the Charter of the Company.

         IN WITNESS WHEREOF, UST Master Tax-Exempt Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested to by its Secretary as of April 27, 1990.


                                               UST MASTER TAX-EXEMPT FUNDS, INC.

[SEAL]

Attest:                                        By: /s/ Karen A.G. Loud
                                                   ---------------------------
                                                   Karen A. G. Loud, President


/s/ W. Bruce McConnel, III
--------------------------
W. Bruce McConnel, III
Secretary

                                   CERTIFICATE


         THE UNDERSIGNED, President of UST MASTER TAX-EXEMPT FUNDS, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of her knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.



                                                     /s/ Karen A.G. Loud
                                                     ---------------------------
                                                     Karen A. G. Loud, President

Dated as of: April 27, 1990

                                STATE OF MARYLAND

                  STATE DEPARTMENT OF ASSESSMENTS AND TAXATION
                                                        Gene L. Burner, Director




DOCUMENT CODE   16              BUSINESS CODE    03                 COUNTY   74

#  D1751916 P.A.   _____ Religious   ____ Close     _X_  Stock    ____ Nonstock

Merging                                     Surviving
(Transferor)_____________________           (Transferee)____________________
_________________________________           ________________________________
_________________________________           ________________________________

CODE         AMOUNT       FEE REMITTED
----         ------       ------------
10             70         Expedited Fee                             Name Change
             ------

20             410        Organ. & Capitalization                   (New Name)________________
             ------

61                        Rec. Fee (Arts. of Inc.)                  __________________________
             ------

62             20         Rec. Fee (Amendment)                      __________________________
             ------

63                        Rec. Fee (Merger or Consolidation)        _____    Change of Name
             ------

64                        Rec. Fee (Transfer)                       _____    Change of Principal Office
             ------

65                        Rec. Fee (Dissolution)                    _____    Change of Resident Agent
             ------

66                        Rec. Fee (Revival)                        _____    Change of Resident Agent Address
             ------

52                        Foreign Qualification                     _____    Resignation of Resident Agent
             ------

50                        Cert. of Qual. or Reg.                    _____    Designation of Resident Agent and
             ------
                                                                             Resident Agent's Address

51                        Foreign Name Registration                 _____    Other Change _____________
             ------                                                          __________________________


13             43           2   Certified Copy  36
             ------       -----                ---

56                        Penalty
             ------
54                        For. Supplemental Cert.
             ------
53                        Foreign Resolution
             ------
73                        Certificate of Conveyance
             ------       _________________________
                          _________________________

76                        Certificate of Merger/Transfer
             ------       _________________________
                          _________________________

75                        Special Fee
             ------
80                        For. Limited Partnership
             ------
83                        Cert. Limited Partnership
             ------
84                        Amendment to Limited Partnership
             ------
85                        Termination of Limited Partnership
             ------

                                      -19-




21                        Recordation Tax
             ------
22                        State Transfer Tax
             ------
23                        Local Transfer Tax
             ------
31                        ____ Corp. Good Standing
             ------

NA                        Foreign Corp. Registration
             ------
87                        _____ Limited Part. Good Standing
             ------

71                        Financial
             ------
600                       _______________ Personal                  Code   063
             ------                                                     ------
                          Property Reports and
                          __________________ late filing
                          penalties

70                        Change of P.O., R.A. or R.A.A.            ATTENTION:  Craig Spencer
             ------                                                           ---------------
                                                                    _________________________
                                                                    _________________________
91                        Amend/Cancellation, For. Limited
                          Part.
             ------
__                        Other _____________________               MAIL TO ADDRESS:__________
             ------                                                 __________________________
                                                                    __________________________
                                                                    __________________________
                                                                    __________________________
                                                                    __________________________
__                        Other______________________
             ------
TOTAL
FEES           543
             ------










                     X    Check     _______ Cash              NOTE:
                  -------


         _______  Documents on _____ checks


APPROVED BY: JRS
             ------

                                      -20-